First Quarter 2023
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), adjusted Banking segment pre-tax, pre-provision earnings, Banking segment core noninterest income, Mortgage segment core noninterest income, Mortgage segment core noninterest expense, Banking segment core revenue, Mortgage segment core revenue, Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, adjusted tangible common equity, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Adjusted tangible common equity and adjusted tangible book value also exclude the impact of net accumulated other comprehensive (loss) income.

The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables in this Supplemental Financial Information dated April 17, 2023, for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2023	2022
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Selected Statement of Income Data
Total interest income	$159,480	$147,598	$128,483	$110,214	$95,127
Total interest expense	55,820	37,100	17,099	8,043	6,945
Net interest income	103,660	110,498	111,384	102,171	88,182
Total noninterest income	23,545	17,469	22,592	33,214	41,392
Total noninterest expense	80,636	80,230	81,847	96,997	89,272
Earnings before income taxes and provisions for credit losses	$46,569	$47,737	$52,129	$38,388	$40,302
Provisions for credit losses	$491	$(456)	$11,367	$12,318	$(4,247)
Income tax expense	9,697	10,042	8,931	6,717	9,313
Net income applicable to FB Financial Corporation	36,381	38,143	31,831	19,345	35,236
Net interest income (tax-equivalent basis)	104,493	111,279	112,145	102,926	88,932
Adjusted net income*	35,708	40,045	32,117	30,051	35,365
Adjusted pre-tax, pre-provision earnings*	45,659	50,299	52,516	52,856	40,476
Per Common Share
Diluted net income	$0.78	$0.81	$0.68	$0.41	$0.74
Adjusted diluted net income*	0.76	0.85	0.68	0.64	0.74
Book value	29.29	28.36	27.30	28.15	29.06
Tangible book value*	23.86	22.90	21.85	22.67	23.62
Adjusted tangible book value*	27.06	26.53	25.84	25.24	25.12
Weighted average number of shares outstanding - fully diluted	46,765,154	47,036,742	47,024,611	47,211,650	47,723,902
Period-end number of shares	46,762,626	46,737,912	46,926,377	46,881,896	47,487,874
Selected Balance Sheet Data
Cash and cash equivalents	$1,319,951	$1,027,052	$618,290	$872,861	$1,743,311
Loans held for investment (HFI)	9,365,996	9,298,212	9,105,016	8,624,337	8,004,976
Allowance for credit losses(a)	(138,809)	(134,192)	(134,476)	(126,272)	(120,049)
Mortgage loans held for sale(b)	73,005	108,961	97,011	222,400	318,549
Commercial loans held for sale	9,510	30,490	33,722	37,815	78,179
Investment securities, at fair value	1,474,064	1,474,176	1,485,133	1,621,344	1,686,738
Other real estate owned, net	4,085	5,794	5,919	9,398	9,721
Total assets	13,101,147	12,847,756	12,258,082	12,193,862	12,674,191
Interest-bearing deposits	8,693,766	8,179,203	7,039,568	7,647,782	8,208,580
Noninterest-bearing deposits	2,489,149	2,676,631	2,966,514	2,895,520	2,787,698
Mortgage escrow deposits	92,947	75,612	140,768	133,180	131,147
Total deposits	11,182,915	10,855,834	10,006,082	10,543,302	10,996,278
Estimated insured or collateralized deposits	7,926,537	7,288,641	6,653,463	7,320,537	7,631,005
Borrowings	312,131	415,677	722,940	160,400	155,733
Total common shareholders' equity	1,369,696	1,325,425	1,281,161	1,319,852	1,379,776
Selected Ratios
Return on average:
Assets	1.15%	1.22%	1.05%	0.62%	1.13%
Shareholders' equity	11.0%	11.7%	9.45%	5.74%	10.1%
Tangible common equity*	13.6%	14.6%	11.7%	7.09%	12.4%
Average shareholders' equity to average assets	10.4%	10.4%	11.1%	10.9%	11.2%
Net interest margin (NIM) (tax-equivalent basis)	3.51%	3.78%	3.93%	3.52%	3.04%
Efficiency ratio (GAAP)	63.4%	62.7%	61.1%	71.6%	68.9%
Core efficiency ratio (tax-equivalent basis)*	63.4%	61.0%	60.7%	61.1%	68.1%
Loans HFI to deposit ratio	83.8%	85.7%	91.0%	81.8%	72.8%
Total loans to deposit ratio	84.5%	86.9%	92.3%	84.3%	76.4%
Noninterest-bearing deposits to total deposits	22.3%	24.7%	29.6%	27.5%	25.4%
Yield on interest-earning assets	5.38%	5.04%	4.53%	3.80%	3.28%
Cost of interest-bearing liabilities	2.61%	1.84%	0.90%	0.40%	0.34%
Cost of total deposits	1.94%	1.20%	0.52%	0.25%	0.20%
Estimated uninsured and uncollateralized deposits as a percentage of total deposits	29.1%	32.9%	33.5%	30.6%	30.6%
Credit Quality Ratios
Allowance for credit losses as a percentage of loans HFI(a)	1.48%	1.44%	1.48%	1.46%	1.50%
Net charge-offs (recoveries) as a percentage of average loans HFI	0.02%	0.02%	0.00%	0.09%	(0.03)%
Nonperforming loans HFI as a percentage of total loans HFI	0.49%	0.49%	0.47%	0.51%	0.51%
Nonperforming assets as a percentage of total assets(b)	0.61%	0.68%	0.62%	0.46%	0.44%
Preliminary Capital Ratios (consolidated)
Total common shareholders' equity to assets	10.5%	10.3%	10.5%	10.8%	10.9%
Tangible common equity to tangible assets*	8.68%	8.50%	8.54%	8.90%	9.03%
Tier 1 capital (to average assets)	10.3%	10.5%	10.7%	10.2%	10.2%
Tier 1 capital (to risk-weighted assets)(c)	11.6%	11.3%	11.2%	11.8%	12.3%
Total capital (to risk-weighted assets)(c)	13.5%	13.1%	13.0%	13.6%	14.2%
Common equity Tier 1 (to risk-weighted assets) (CET1)(c)	11.3%	11.0%	10.9%	11.5%	12.0%
(a) Excludes reserve for credit losses on unfunded commitments of $18,463, $22,969, $23,577, $20,399, and $16,262 recorded in accrued expenses and other liabilities as of March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022, and March 31, 2022,       respectively.
(b) Includes optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days as of March 31, 2023, December 31, 2023, and September 30, 2022. See nonperforming assets summary on page 12 of      earnings release supplement.
(c) Risk-weighted assets are calculated using the standardized method of the Basel III Framework.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	4

Consolidated Statements of Income
For the Quarter Ended
(Unaudited)
(In Thousands, Except Share Data and %)
						Q1 2023	Q1 2023
						vs.	vs.
	2023	2022				Q4 2022	Q1 2022
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$140,356	$133,180	$116,664	$99,655	$86,864	5.39%	61.6%
Interest on securities
Taxable	6,570	6,707	6,843	6,499	5,420	(2.04)%	21.2%
Tax-exempt	1,804	1,806	1,818	1,842	1,866	(0.11)%	(3.32)%
Other	10,750	5,905	3,158	2,218	977	82.0%	1000.3%
Total interest income	159,480	147,598	128,483	110,214	95,127	8.05%	67.6%
Interest expense:
Deposits	52,863	31,456	13,133	6,591	5,462	68.1%	867.8%
Borrowings	2,957	5,644	3,966	1,452	1,483	(47.6)%	99.4%
Total interest expense	55,820	37,100	17,099	8,043	6,945	50.5%	703.7%
Net interest income	103,660	110,498	111,384	102,171	88,182	(6.19)%	17.6%
Provision for credit losses	4,997	152	8,189	8,181	(6,129)	3187.5%	(181.5)%
Provision for credit losses on unfunded commitments	(4,506)	(608)	3,178	4,137	1,882	641.1%	(339.4)%
Net interest income after provisions for credit losses	103,169	110,954	100,017	89,853	92,429	(7.02)%	11.6%
Noninterest income:
Mortgage banking income	12,086	9,106	12,384	22,559	29,531	32.7%	(59.1)%
Service charges on deposit accounts	3,053	3,019	3,208	2,908	2,914	1.13%	4.77%
ATM and interchange fees	2,396	2,546	2,614	5,353	5,087	(5.89)%	(52.9)%
Investment services and trust income	2,378	2,232	2,227	2,275	2,132	6.54%	11.5%
Gain (loss) from securities, net	69	25	(140)	(109)	(152)	176.0%	(145.4)%
(Loss) gain on sales or write-downs of other real estate owned and other assets	(183)	(252)	429	(8)	(434)	(27.4)%	(57.8)%
Other income	3,746	793	1,870	236	2,314	372.4%	61.9%
Total noninterest income	23,545	17,469	22,592	33,214	41,392	34.8%	(43.1)%
Total revenue	127,205	127,967	133,976	135,385	129,574	(0.60)%	(1.83)%
Noninterest expenses:
Salaries, commissions and employee benefits	48,788	45,839	51,028	55,181	59,443	6.43%	(17.9)%
Occupancy and equipment expense	5,909	6,295	6,011	5,853	5,403	(6.13)%	9.37%
Legal and professional fees	3,108	4,857	4,448	3,116	2,607	(36.0)%	19.2%
Data processing	2,113	2,096	2,334	2,404	2,481	0.81%	(14.8)%
Amortization of core deposits and other intangibles	990	1,039	1,108	1,194	1,244	(4.72)%	(20.4)%
Advertising	2,133	3,094	2,050	2,031	4,033	(31.1)%	(47.1)%
Mortgage restructuring expense	—	—	—	12,458	—	—%	—%
Other expense	17,595	17,010	14,868	14,760	14,061	3.44%	25.1%
Total noninterest expense	80,636	80,230	81,847	96,997	89,272	0.51%	(9.67)%
Income before income taxes	46,078	48,193	40,762	26,070	44,549	(4.39)%	3.43%
Income tax expense	9,697	10,042	8,931	6,717	9,313	(3.44)%	4.12%
Net income applicable to FB Financial Corporation and noncontrolling interest	36,381	38,151	31,831	19,353	35,236	(4.64)%	3.25%
Net income applicable to noncontrolling interest	—	8	—	8	—	(100.0)%	—%
Net income applicable to FB Financial Corporation	$36,381	$38,143	$31,831	$19,345	$35,236	(4.62)%	3.25%
Weighted average common shares outstanding:
Basic	46,679,618	46,909,389	46,908,520	47,111,055	47,530,520	(0.49)%	(1.79)%
Fully diluted	46,765,154	47,036,742	47,024,611	47,211,650	47,723,902	(0.58)%	(2.01)%
Earnings per common share:
Basic	$0.78	$0.81	$0.68	$0.41	$0.74	(3.70)%	5.41%
Fully diluted	0.78	0.81	0.68	0.41	0.74	(3.70)%	5.41%
Fully diluted - adjusted*	0.76	0.85	0.68	0.64	0.74	(10.59)%	2.70%
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	5

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q1 2023	Q1 2023
						vs.	vs.
	2023	2022				Q4 2022	Q1 2022
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$133,874	$259,872	$193,301	$79,402	$61,637	(196.6)%	117.2%
Federal funds sold and reverse repurchase agreements	63,994	210,536	115,140	233,588	134,763	(282.3)%	(52.5)%
Interest-bearing deposits in financial institutions	1,122,083	556,644	309,849	559,871	1,546,911	412.0%	(27.5)%
Cash and cash equivalents	1,319,951	1,027,052	618,290	872,861	1,743,311	115.7%	(24.3)%
Investments:
Available-for-sale debt securities, at fair value	1,471,005	1,471,186	1,482,171	1,618,241	1,683,525	(0.05)%	(12.6)%
Equity securities, at fair value	3,059	2,990	2,962	3,103	3,213	9.36%	(4.79)%
Federal Home Loan Bank stock, at cost	43,369	58,641	58,587	34,581	34,433	(105.6)%	26.0%
Mortgage loans held for sale	73,005	108,961	97,011	222,400	318,549	(133.8)%	(77.1)%
Commercial loans held for sale, at fair value	9,510	30,490	33,722	37,815	78,179	(279.1)%	(87.8)%
Loans held for investment	9,365,996	9,298,212	9,105,016	8,624,337	8,004,976	2.96%	17.0%
Less: allowance for credit losses	138,809	134,192	134,476	126,272	120,049	14.0%	15.6%
Net loans held for investment	9,227,187	9,164,020	8,970,540	8,498,065	7,884,927	2.80%	17.0%
Premises and equipment, net	153,397	146,316	143,277	142,474	142,550	19.6%	7.61%
Other real estate owned, net	4,085	5,794	5,919	9,398	9,721	(119.6)%	(58.0)%
Operating lease right-of-use assets	57,054	60,043	61,444	41,070	41,037	(20.2)%	39.0%
Interest receivable	44,737	45,684	39,034	40,393	39,069	(8.41)%	14.5%
Mortgage servicing rights, at fair value	164,879	168,365	171,427	158,678	144,675	(8.40)%	14.0%
Goodwill	242,561	242,561	242,561	242,561	242,561	—%	—%
Core deposit and other intangibles, net	11,378	12,368	13,407	14,515	15,709	(32.5)%	(27.6)%
Bank-owned life insurance	74,963	75,329	74,976	74,605	74,232	(1.97)%	0.98%
Other assets	201,007	227,956	242,754	183,102	218,500	(47.9)%	(8.01)%
Total assets	$13,101,147	$12,847,756	$12,258,082	$12,193,862	$12,674,191	8.00%	3.37%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,489,149	$2,676,631	$2,966,514	$2,895,520	$2,787,698	(28.4)%	(10.7)%
Interest-bearing checking	3,292,883	3,059,984	2,648,161	3,338,561	3,639,779	30.9%	(9.53)%
Money market and savings	3,904,013	3,697,245	3,228,337	3,131,463	3,513,485	22.7%	11.1%
Customer time deposits	1,496,024	1,420,131	1,160,726	1,171,941	1,046,899	21.7%	42.9%
Brokered and internet time deposits	846	1,843	2,344	5,817	8,417	(219.4)%	(89.9)%
Total deposits	11,182,915	10,855,834	10,006,082	10,543,302	10,996,278	12.2%	1.70%
Borrowings	312,131	415,677	722,940	160,400	155,733	(101.0)%	100.4%
Operating lease liabilities	67,345	69,754	70,610	45,917	45,528	(14.0)%	47.9%
Accrued expenses and other liabilities	168,967	180,973	177,196	124,298	96,783	(26.9)%	74.6%
Total liabilities	11,731,358	11,522,238	10,976,828	10,873,917	11,294,322	7.36%	3.87%
Shareholders' equity:
Common stock, $1 par value	46,763	46,738	46,926	46,882	47,488	0.22%	(1.53)%
Additional paid-in capital	856,628	861,588	867,139	864,614	888,168	(2.33)%	(3.55)%
Retained earnings	615,871	586,532	554,536	528,851	515,664	20.3%	19.4%
Accumulated other comprehensive (loss) income, net	(149,566)	(169,433)	(187,440)	(120,495)	(71,544)	(47.6)%	109.1%
Total common shareholders' equity	1,369,696	1,325,425	1,281,161	1,319,852	1,379,776	13.5%	(0.73)%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,369,789	1,325,518	1,281,254	1,319,945	1,379,869	13.5%	(0.73)%
Total liabilities and shareholders' equity	$13,101,147	$12,847,756	$12,258,082	$12,193,862	$12,674,191	8.00%	3.37%

FB Financial Corporation	6

Average Balance, Average Yield Earned and Average Rate Paid
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	March 31, 2023			December 31, 2022
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$9,346,708	$139,467	6.05%	$9,250,859	$132,171	5.67%
Mortgage loans held for sale	56,204	927	6.69%	56,180	843	5.95%
Commercial loans held for sale	16,608	159	3.88%	33,640	311	3.67%
Securities:
Taxable	1,402,535	6,570	1.90%	1,431,776	6,707	1.86%
Tax-exempt(a)	294,652	2,440	3.36%	295,698	2,442	3.28%
Total securities(a)	1,697,187	9,010	2.15%	1,727,474	9,149	2.10%
Federal funds sold and reverse repurchase agreements	188,013	1,855	4.00%	200,062	1,924	3.82%
Interest-bearing deposits with other financial institutions	728,576	8,008	4.46%	364,543	3,236	3.52%
FHLB stock	47,094	887	7.64%	58,623	745	5.04%
Total interest-earning assets(a)	12,080,390	160,313	5.38%	11,691,381	148,379	5.04%
Noninterest-earning assets:
Cash and due from banks	154,270			136,334
Allowance for credit losses	(134,803)			(135,998)
Other assets(b)	761,757			754,310
Total noninterest-earning assets	781,224			754,646
Total assets	$12,861,614			$12,446,027
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$3,165,058	$19,060	2.44%	$2,702,960	$10,284	1.51%
Money market(c)	3,369,953	24,510	2.95%	2,976,759	15,196	2.03%
Savings deposits	458,023	64	0.06%	488,243	66	0.05%
Customer time deposits(c)	1,472,221	9,221	2.54%	1,310,505	5,902	1.79%
Brokered and internet time deposits(c)	1,607	8	2.02%	1,980	8	1.60%
Time deposits	1,473,828	9,229	2.54%	1,312,485	5,910	1.79%
Total interest-bearing deposits	8,466,862	52,863	2.53%	7,480,447	31,456	1.67%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	27,139	46	0.69%	27,140	28	0.41%
Federal Home Loan Bank advances	41,389	499	4.89%	349,859	3,428	3.89%
Subordinated debt(d)	126,161	2,402	7.72%	126,054	2,182	6.87%
Other borrowings	1,688	10	2.40%	1,434	6	1.66%
Total other interest-bearing liabilities	196,377	2,957	6.11%	504,487	5,644	4.44%
Total interest-bearing liabilities	8,663,239	55,820	2.61%	7,984,934	37,100	1.84%
Noninterest-bearing liabilities:
Demand deposits	2,588,756			2,886,297
Other liabilities	266,299			279,945
Total noninterest-bearing liabilities	2,855,055			3,166,242
Total liabilities	11,518,294			11,151,176
Total common shareholders' equity	1,343,227			1,294,758
Noncontrolling interest	93			93
Total equity	1,343,320			1,294,851
Total liabilities and shareholders' equity	$12,861,614			$12,446,027
Net interest income(a)		$104,493			$111,279
Interest rate spread(a)			2.77%			3.20%
Net interest margin(a)			3.51%			3.78%
Cost of total deposits			1.94%			1.20%
Average interest-earning assets to average interest-bearing liabilities			139.4%			146.4%
Tax-equivalent adjustment		$833			$781
Loans HFI yield components:
Contractual interest rate(a)		$135,872	5.90%		$126,955	5.45%
Origination and other loan fee income		3,101	0.13%		4,244	0.18%
Accretion on purchased loans		319	0.01%		319	0.01%
Nonaccrual interest		175	0.01%		653	0.03%
Total loans HFI yield		$139,467	6.05%		$132,171	5.67%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Includes average net unrealized losses on investment securities available for sale of $222,843 and $254,646 for the three months ended March 31, 2023 and December 31, 2022,       respectively.
(c) Includes $932 and $932 of interest rate premium accretion on money market deposits,$1,508 and $1,094 of interest expense from fair value hedging instruments on money market      deposits,and $138 and $156 of interest rate premium accretion on customer time deposits for the three months ended March 31, 2023 and December 31, 2022, respectively.
(d) Includes $760 and $562 of interest expense from fair value hedging instrument for the three months ended March 31, 2023 and December 31, 2022, respectively.

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid (continued)
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2022			June 30, 2022			March 31, 2022
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$8,810,094	$114,488	5.16%	$8,323,778	$96,692	4.66%	$7,762,566	$82,463	4.31%
Mortgage loans held for sale	124,358	1,626	5.19%	215,779	2,350	4.37%	470,005	3,566	3.08%
Commercial loans held for sale	36,291	670	7.32%	56,460	718	5.10%	78,567	928	4.79%
Securities:
Taxable	1,469,934	6,843	1.85%	1,474,999	6,499	1.77%	1,380,897	5,420	1.59%
Tax-exempt(a)	298,905	2,459	3.26%	307,719	2,492	3.25%	318,849	2,523	3.21%
Total securities(a)	1,768,839	9,302	2.09%	1,782,718	8,991	2.02%	1,699,746	7,943	1.90%
Federal funds sold	160,597	877	2.17%	221,929	421	0.76%	206,829	192	0.38%
Interest-bearing deposits with other financial institutions	361,684	1,850	2.03%	1,081,474	1,551	0.58%	1,599,991	638	0.16%
FHLB stock	49,478	431	3.46%	34,536	246	2.86%	32,894	147	1.81%
Total interest-earning assets(a)	11,311,341	129,244	4.53%	11,716,674	110,969	3.80%	11,850,598	95,877	3.28%
Noninterest-earning assets:
Cash and due from banks	109,681			91,230			93,419
Allowance for credit losses	(127,710)			(120,297)			(125,980)
Other assets(b)	744,803			739,872			823,452
Total noninterest-earning assets	726,774			710,805			790,891
Total assets	$12,038,115			$12,427,479			$12,641,489
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,821,415	$5,831	0.82%	$3,415,135	$3,285	0.39%	$3,559,755	$2,457	0.28%
Money market(c)	2,551,521	4,684	0.73%	2,842,026	1,416	0.20%	3,017,746	1,572	0.21%
Savings deposits	515,882	70	0.05%	508,511	68	0.05%	487,945	64	0.05%
Customer time deposits(c)	1,151,843	2,535	0.87%	1,129,668	1,798	0.64%	1,077,386	1,320	0.50%
Brokered and internet time deposits(c)	3,501	13	1.47%	6,387	24	1.51%	16,065	49	1.24%
Time deposits	1,155,344	2,548	0.87%	1,136,055	1,822	0.64%	1,093,451	1,369	0.51%
Total interest-bearing deposits	7,044,162	13,133	0.74%	7,901,727	6,591	0.33%	8,158,897	5,462	0.27%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	29,580	12	0.16%	27,233	12	0.18%	30,056	14	0.19%
Federal Home Loan Bank advances	329,130	2,155	2.60%	—	—	—%	—	—	—%
Subordinated debt(d)	127,263	1,792	5.59%	129,691	1,434	4.43%	129,578	1,460	4.57%
Other borrowings	1,457	7	1.91%	1,480	6	1.63%	1,502	9	2.43%
Total other interest-bearing liabilities	487,430	3,966	3.23%	158,404	1,452	3.68%	161,136	1,483	3.73%
Total interest-bearing liabilities	7,531,592	17,099	0.90%	8,060,131	8,043	0.40%	8,320,033	6,945	0.34%
Noninterest-bearing liabilities:
Demand deposits	2,973,650			2,879,662			2,767,087
Other liabilities	196,637			134,892			138,291
Total noninterest-bearing liabilities	3,170,287			3,014,554			2,905,378
Total liabilities	10,701,879			11,074,685			11,225,411
Total common shareholders' equity	1,336,143			1,352,701			1,415,985
Noncontrolling interest	93			93			93
Total equity	1,336,236			1,352,794			1,416,078
Total liabilities and shareholders' equity	$12,038,115			$12,427,479			$12,641,489
Net interest income(a)		$112,145			$102,926			$88,932
Interest rate spread(a)			3.63%			3.40%			2.94%
Net interest margin(a)			3.93%			3.52%			3.04%
Cost of total deposits			0.52%			0.25%			0.20%
Average interest-earning assets to average interest-bearing liabilities			150.2%			145.4%			142.4%
Tax-equivalent adjustment		$761			$755			$750
Loans HFI yield components:
Contractual interest rate(a)		$106,405	4.79%		$88,005	4.24%		$78,789	4.12%
Origination and other loan fee income		6,665	0.30%		6,927	0.33%		4,982	0.26%
Accretion (amortization) on purchased loans		949	0.05%		64	—%		(2,352)	(0.12)%
Nonaccrual interest		469	0.02%		546	0.03%		1,044	0.05%
Syndication fee income		—	—%		1,150	0.06%		—	—%
Total loans HFI yield		$114,488	5.16%		$96,692	4.66%		$82,463	4.31%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Includes average net unrealized losses on investment securities available for sale of $160,212, $135,723, and $24,013 for the three months ended September 30, 2022, June 30, 2022,        and March 31, 2022, respectively.
(c) Includes $931, $932, and $932 of interest rate premium accretion on money market deposits,$331, $(395), and $(313) of interest expense (income) from fair value hedging instruments on      money market deposits, and $180, $207, and $248 of interest rate premium accretion on customer time deposits for the three months ended September 30, 2022, June 30, 2022, and      March 31, 2022, respectively.
(d) Includes $180, $(185), and $(162) of interest expense (income) from fair value hedging instrument for the three months ended September 30, 2022, June 30, 2022, and, March 31, 2022,       respectively.

FB Financial Corporation	8

Selected Deposit Data
(Unaudited)
(In Thousands)

	2023		2022
	First Quarter		Fourth Quarter		Third Quarter		Second Quarter		First Quarter
Deposits by market(a)
Metropolitan	$8,075,972	72%	$7,813,839	72%	$6,940,492	69%	$7,489,473	71%	$7,970,269	73%
Community	2,756,700	25%	2,671,326	25%	2,584,629	26%	2,624,380	25%	2,580,610	23%
Escrow and other(b)	350,243	3%	370,669	3%	480,961	5%	429,449	4%	445,399	4%
Total	$11,182,915	100%	$10,855,834	100%	$10,006,082	100%	$10,543,302	100%	$10,996,278	100%

Deposits by customer segment
Consumer	$5,028,364	45%	$4,985,544	46%	$4,621,364	46%	$4,628,005	44%	$4,659,360	42%
Commercial	3,767,743	34%	3,796,698	35%	3,759,057	38%	3,567,766	34%	3,699,886	34%
Public	2,386,808	21%	2,073,592	19%	1,625,661	16%	2,347,531	22%	2,637,032	24%
Total	$11,182,915	100%	$10,855,834	100%	$10,006,082	100%	$10,543,302	100%	$10,996,278	100%

Estimated insured or collateralized deposits	$7,926,537		$7,288,641		$6,653,463		$7,320,537		$7,631,005

Estimated uninsured and uncollateralized deposits	$3,256,378		$3,567,193		$3,352,619		$3,222,765		$3,365,273

Estimated uninsured and uncollateralized deposits as a % of total deposits	29%		33%		34%		31%		31%
(a) Historical amounts have been revised to reflect management's more granular view of its deposit portfolio.
(b) Includes deposits related to escrow balances from mortgage and specialty lending servicing portfolios and treasury/other deposits.

FB Financial Corporation	9

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2023	2022
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Banking segment
Net interest income	$103,467	$110,498	$111,384	$102,171	$88,184
Provisions for credit losses	491	(456)	11,367	12,318	(4,247)
Noninterest income	11,882	8,345	10,293	10,699	11,983
Other noninterest expense	68,546	66,926	65,886	59,320	59,584
Pre-tax income after allocations	$46,312	$52,373	$44,424	$41,232	$44,830
Total assets	$12,530,039	$12,228,451	$11,648,610	$11,469,762	$11,890,847
Intracompany funding income included in net interest income	3,931	4,247	4,143	4,850	5,666
Core efficiency ratio*	59.6%	54.7%	53.8%	51.3%	58.7%
Mortgage segment
Net interest income	$193	$—	$—	$—	$(2)
Mortgage banking income	12,086	9,106	12,384	22,559	29,531
Other noninterest income	(423)	18	(85)	(44)	(122)
Mortgage restructuring expense	—	—	—	12,458	—
Other noninterest expense	12,090	13,304	15,961	25,219	29,688
Direct (loss) contribution	$(234)	$(4,180)	$(3,662)	$(15,162)	$(281)
Total assets	$571,108	$619,305	$609,472	$724,100	$783,344
Intracompany funding expense included in net interest income	3,931	4,247	4,143	4,850	5,666
Core efficiency ratio*	98.4%	145.4%	128.9%	111.8%	100.5%
Interest rate lock commitments volume	$375,042	$281,650	$408,879	$700,870	$1,309,107
Interest rate lock commitments pipeline (period end)	$157,213	$118,313	$188,430	$292,716	$541,560
Mortgage loan sales	$332,307	$266,834	$569,655	$869,688	$1,284,482
Gains and fees from origination and sale of mortgage loans held for sale	$8,146	$8,967	$11,085	$21,099	$29,397
Net change in fair value of loans held for sale, derivatives, and other	(421)	(2,270)	(2,460)	(5,354)	(7,548)
Mortgage servicing income	7,768	7,264	8,104	7,966	7,429
Change in fair value of mortgage servicing rights, net of hedging	(3,407)	(4,855)	(4,345)	(1,152)	253
Total mortgage banking income	$12,086	$9,106	$12,384	$22,559	$29,531
Mortgage sale margin(a)	2.45%	3.36%	1.95%	2.43%	2.29%
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	10

Loan Portfolio
As of the Quarter Ended
(Unaudited)
(In Thousands, Except %)
	2023		2022
	First Quarter	% of Total	Fourth Quarter	% of Total	Third Quarter	% of Total	Second Quarter	% of Total	First Quarter	% of Total
Loan portfolio
Commercial and Industrial (a)	$1,671,398	18%	$1,645,783	18%	$1,534,159	17%	$1,479,424	17%	$1,380,600	17%
Construction	1,697,513	18%	1,657,488	18%	1,679,497	18%	1,575,331	18%	1,468,811	19%
Residential real estate:
1-to-4 family mortgage	1,562,503	17%	1,573,121	17%	1,545,252	17%	1,457,452	17%	1,346,349	17%
Residential line of credit	497,391	5%	496,660	5%	460,774	5%	425,485	5%	392,740	5%
Multi-family mortgage	489,379	5%	479,572	5%	394,366	4%	391,970	5%	400,501	5%
Commercial real estate:
Owner occupied	1,136,978	12%	1,114,580	12%	1,158,343	13%	1,053,872	12%	978,436	12%
Non-owner occupied	1,939,517	21%	1,964,010	21%	1,954,219	22%	1,885,122	22%	1,706,546	21%
Consumer and other	371,317	4%	366,998	4%	378,406	4%	355,681	4%	330,993	4%
Total loans HFI	$9,365,996	100%	$9,298,212	100%	$9,105,016	100%	$8,624,337	100%	$8,004,976	100%
Percentage of loans HFI portfolio with variable interest rates		47%		47%		47%		48%		49%
Percentage of loans HFI portfolio with variable interest rates that mature after one year		40%		40%		42%		42%		44%

Loans by market
Metropolitan	$7,777,346	83%	$7,710,999	83%	$7,496,090	83%	$7,005,014	81%	$6,470,116	81%
Community	668,192	7%	670,043	7%	669,810	7%	682,134	8%	704,254	9%
Specialty lending and other	920,458	10%	917,170	10%	939,116	10%	937,189	11%	830,606	10%
Total	$9,365,996	100%	$9,298,212	100%	$9,105,016	100%	$8,624,337	100%	$8,004,976	100%

Unfunded loan commitments
Commercial and Industrial	$1,125,810	34%	$1,026,078	29%	$1,062,657	29%	$1,003,189	30%	$819,924	26%
Construction	1,340,193	40%	1,639,015	46%	1,696,733	45%	1,522,155	47%	1,599,738	50%
Residential real estate:
1-to-4 family mortgage	670	—%	829	—%	868	—%	949	—%	1,118	—%
Residential line of credit	663,291	20%	655,090	18%	640,834	18%	596,236	18%	579,098	18%
Multi-family mortgage	6,310	—%	17,092	1%	28,407	1%	11,742	—%	13,742	—%
Commercial real estate:
Owner occupied	48,063	1%	41,954	1%	63,457	2%	49,924	1%	48,769	2%
Non-owner occupied	119,239	4%	145,208	4%	136,163	4%	96,462	3%	101,335	3%
Consumer and other	25,787	1%	26,634	1%	30,358	1%	48,349	1%	32,261	1%
Total unfunded loans HFI	$3,329,363	100%	$3,551,900	100%	$3,659,477	100%	$3,329,006	100%	$3,195,985	100%
(a) Includes PPP loan balances of $685, $767, $851, $1,289, and $2,062 as of March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022, and March 31, 2022, respectively.

FB Financial Corporation	11

Asset Quality
As of or for the Quarter Ended
(Unaudited)
(In Thousands, Except %)
	2023	2022
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Allowance for credit losses roll forward summary
Allowance for credit losses at the beginning of the period	$134,192	$134,476	$126,272	$120,049	$125,559
Charge-offs	(767)	(1,273)	(461)	(2,388)	(579)
Recoveries	387	837	476	430	1,198
Provision for credit losses	4,997	152	8,189	8,181	(6,129)
Allowance for credit losses at the end of the period	$138,809	$134,192	$134,476	$126,272	$120,049
Allowance for credit losses as a percentage of total loans HFI	1.48%	1.44%	1.48%	1.46%	1.50%
Allowance for credit losses on unfunded commitments	$18,463	$22,969	$23,577	$20,399	$16,262
Charge-offs
Commercial and Industrial	$(46)	$(332)	$—	$(1,751)	$(4)
Residential real estate:
1-to-4 family mortgage	(16)	(34)	(20)	(23)	—
Commercial real estate:
Owner occupied	—	(15)	—	—	—
Non-owner occupied	—	(268)	—	—	—
Consumer and other	(705)	(624)	(441)	(614)	(575)
Total charge-offs	(767)	(1,273)	(461)	(2,388)	(579)
Recoveries
Commercial and Industrial	67	679	342	26	958
Construction	—	—	—	11	—
Residential real estate:
1-to-4 family mortgage	15	15	13	14	12
Residential line of credit	—	—	—	16	1
Commercial real estate:
Owner occupied	66	12	51	15	10
Consumer and other	239	131	70	348	217
Total recoveries	387	837	476	430	1,198
Net (charge-offs) recoveries	$(380)	$(436)	$15	$(1,958)	$619
Net charge-offs (recoveries) as a percentage of average total loans	0.02%	0.02%	0.00%	0.09%	(0.03)%
Nonperforming assets
Loans past due 90 days or more and accruing interest	$12,580	$18,415	$16,002	$14,585	$12,873
Nonaccrual loans	32,900	27,431	26,625	29,535	27,826
Total nonperforming loans held for investment	45,480	45,846	42,627	44,120	40,699
Commercial loans held for sale	9,278	9,289	—	1,459	5,087
Mortgage loans held for sale(a)	20,528	26,211	26,485	—	—
Other real estate owned	4,085	5,794	5,919	9,398	9,721
Other assets	498	351	639	527	453
Total nonperforming assets	$79,869	$87,491	$75,670	$55,504	$55,960
Total nonperforming loans as a percentage of loans held for investment	0.49%	0.49%	0.47%	0.51%	0.51%
Total nonperforming assets as a percentage of total assets(a)	0.61%	0.68%	0.62%	0.46%	0.44%
Total nonaccrual loans as a percentage of total loans HFI	0.35%	0.30%	0.29%	0.34%	0.35%
(a) Represents optional right to repurchase government guaranteed GNMA mortgage loans previously sold that have become past due greater than 90 days as of March 31, 2023, December 31, 2022, and September 30, 2022 as a result of a prospective change in accounting estimate during the third quarter of 2022.

FB Financial Corporation	12

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	March 31, 2023	December 31, 2022

Total Common Shareholders' Equity	$1,369,696	$1,325,425
Less:
Goodwill	242,561	242,561
Other intangibles	11,378	12,368
Tangible Common Equity	$1,115,757	$1,070,496

Total Assets	$13,101,147	$12,847,756
Less:
Goodwill	242,561	242,561
Other intangibles	11,378	12,368
Tangible Assets	$12,847,208	$12,592,827

Preliminary Total Risk-Weighted Assets	$11,496,579	$11,668,205

Total Common Equity to Total Assets	10.5%	10.3%
Tangible Common Equity to Tangible Assets*	8.68%	8.50%

	March 31, 2023	December 31, 2022
Preliminary Regulatory Capital(a):
Common Equity Tier 1 Capital	$1,301,158	$1,285,386
Tier 1 Capital	1,331,158	1,315,386
Total Capital	1,557,049	1,528,344

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.3%	11.0%
Tier 1 Risk-Based	11.6%	11.3%
Total Risk-Based	13.5%	13.1%
Tier 1 Leverage	10.3%	10.5%
(a) Reflects transition relief of $20,451 and $30,676 add-back to capital as of March 31, 2023 and December 31, 2022, respectively, and $23,386 and $35,078 disallowed from add-    back to Tier 2 capital as of March 31, 2023 and December 31, 2022, respectively resulting from adoption of current expected credit loss methodology permissible five-year       transition relief.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	13

Investments and Other Sources of Liquidity
(Unaudited)
(In Thousands, Except %)

	2023		2022
Securities (at fair value)	First Quarter		Fourth Quarter		Third Quarter		Second Quarter		First Quarter
Available-for-sale debt securities
U.S. government agency securities	$40,928	3%	$40,062	3%	$39,831	3%	$42,059	3%	$38,882	2%
Mortgage-backed securities - residential	1,025,388	71%	1,034,193	71%	1,057,763	72%	1,164,932	72%	1,232,256	73%
Mortgage-backed securities - commercial	17,723	1%	17,644	1%	17,847	1%	20,668	1%	14,307	1%
Municipals, tax exempt	270,994	18%	264,420	18%	252,143	17%	273,164	17%	310,138	18%
Treasury securities	108,823	7%	107,680	7%	107,297	7%	109,793	7%	80,173	5%
Corporate securities	7,149	—%	7,187	—%	7,290	—%	7,625	—%	7,769	1%
Total available-for-sale debt securities	1,471,005	100%	1,471,186	100%	1,482,171	100%	1,618,241	100%	1,683,525	100%
Equity securities, at fair value	3,059	—%	2,990	—%	2,962	—%	3,103	—%	3,213	—%
Total securities	$1,474,064	100%	$1,474,176	100%	$1,485,133	100%	$1,621,344	100%	$1,686,738	100%
Securities to total assets	11.3%		11.5%		12.1%		13.3%		13.3%
Unrealized loss on available-for-sale debt securities	$(207,265)		$(234,388)		$(258,614)		$(167,510)		$(100,933)

Sources of liquidity
Current on-balance sheet:
Cash and cash equivalents	$1,319,951	82%	$1,027,052	78%	$618,290	69%	$872,861	74%	$1,743,311	80%
Unpledged securities	286,169	18%	280,165	21%	268,424	30%	305,781	26%	430,118	20%
Equity securities, at fair value	3,059	—%	2,990	1%	2,962	1%	3,103	—%	3,213	—%
Total on-balance sheet liquidity	$1,609,179	100%	$1,310,207	100%	$889,676	100%	$1,181,745	100%	$2,176,642	100%

Available sources of liquidity:
Unsecured borrowing capacity(a)	$3,755,059	55%	$3,595,812	52%	$3,376,027	55%	$3,533,368	54%	$3,681,220	55%
FHLB remaining borrowing capacity	473,160	7%	829,959	12%	408,874	7%	713,384	11%	796,912	12%
Federal Reserve discount window	2,548,886	38%	2,470,000	36%	2,378,820	38%	2,302,292	35%	2,176,174	33%
Total available sources of liquidity	$6,777,105	100%	$6,895,771	100%	$6,163,721	100%	$6,549,044	100%	$6,654,306	100%

On-balance sheet liquidity as a percentage of total assets	12.3%		10.2%		7.3%		9.7%		17.2%
On-balance sheet liquidity as a percentage of total tangible assets(b)	12.5%		10.4%		7.4%		9.9%		17.5%
On-balance sheet liquidity and available sources of liquidity as a percentage of estimated uninsured and uncollateralized deposits	257.5%		230.0%		210.4%		239.9%		262.4%
(a) Borrowing capacity capped per internal policy; includes untapped brokered CD’s and unsecured lines of credit.
(b) These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	14

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2023	2022
Adjusted net income	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Income before income taxes	$46,078	$48,193	$40,762	$26,070	$44,549
Plus mortgage restructuring expenses	—	—	—	12,458	—
Less gain (loss) from changes in fair value of commercial loans held for sale acquired in previous business combination	910	(2,562)	(387)	(2,010)	(174)
Adjusted pre-tax net income	45,168	50,755	41,149	40,538	44,723
Adjusted income tax expense	9,460	10,710	9,032	10,487	9,358
Adjusted net income	$35,708	$40,045	$32,117	$30,051	$35,365
Weighted average common shares outstanding - fully diluted	46,765,154	47,036,742	47,024,611	47,211,650	47,723,902
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.78	$0.81	$0.68	$0.41	$0.74
Plus mortgage restructuring expenses	—	—	—	0.27	—
Less gain (loss) from changes in fair value of commercial loans held for sale acquired in previous business combination	0.02	(0.05)	—	(0.04)	—
Less tax effect	—	0.01	—	0.08	—
Adjusted diluted earnings per common share	$0.76	$0.85	$0.68	$0.64	$0.74

	2023	2022
Adjusted pre-tax pre-provision earnings	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Income before income taxes	$46,078	$48,193	$40,762	$26,070	$44,549
Plus provisions for credit losses	491	(456)	11,367	12,318	(4,247)
Pre-tax pre-provision earnings	46,569	47,737	52,129	38,388	40,302
Plus mortgage restructuring expenses	—	—	—	12,458	—
Less gain (loss) from changes in fair value of commercial loans held for sale acquired in previous business combination	910	(2,562)	(387)	(2,010)	(174)
Adjusted pre-tax pre-provision earnings	$45,659	$50,299	$52,516	$52,856	$40,476

FB Financial Corporation	15

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted net income	YTD 2023	2022	2021	2020	2019
Income before income taxes	$46,078	$159,574	$243,051	$82,461	$109,539
Plus mortgage restructuring, offering, and merger and conversion expenses	—	12,458	605	34,879	7,380
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	—	66,136	—
Less other non-operating items (1)	910	(5,133)	11,032	(4,400)	—
Adjusted pre-tax net income	45,168	177,165	232,624	187,876	116,919
Adjusted income tax expense(2)	9,460	39,587	51,553	45,944	27,648
Adjusted net income	$35,708	$137,578	$181,071	$141,932	$89,271
Weighted average common shares outstanding - fully diluted	46,765,154	47,239,791	47,955,880	38,099,744	31,402,897
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.78	$2.64	$3.97	$1.67	$2.65
Plus mortgage restructuring, offering, and merger and conversion expenses	—	0.26	0.01	0.92	0.24
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	—	1.74	—
Less other non-operating items	0.02	(0.11)	0.22	(0.11)	—
Less tax effect	—	0.10	(0.02)	0.71	0.06
Adjusted diluted earnings per common share	$0.76	$2.91	$3.78	$3.73	$2.83
(1) The following table presents amounts included in "other non-operating items" for each of the periods presented.
Other non-operating items	YTD 2023	2022	2021	2020	2019
Gain (loss) on other real estate owned	$—	$—	$2,005	$(1,505)	$—
Gain (loss) from changes in fair value of commercial loans held for sale acquired in previous business combination	910	(5,133)	11,172	3,228	—
Cash life insurance benefit	—	—	—	715	—
Loss on swap cancellation	—	—	(1,510)	—	—
Gain from lease terminations	—	—	787	—	—
Certain nonrecurring charitable contributions	—	—	(1,422)	—	—
FHLB prepayment penalties	—	—	—	(6,838)	—
Total other non-operating items	$910	$(5,133)	$11,032	$(4,400)	$—
(2) 2021 includes a $1,678 tax benefit related to a change in the value of a net operating loss tax asset related to previous business combination.

Adjusted pre-tax pre-provision earnings	YTD 2023	2022	2021	2020	2019
Income before income taxes	$46,078	$159,574	$243,051	$82,461	$109,539
Plus provisions for credit losses	491	18,982	(40,993)	107,967	7,053
Pre-tax pre-provision earnings	46,569	178,556	202,058	190,428	116,592
Plus mortgage restructuring, offering, and merger and conversion expenses	—	12,458	605	34,879	7,380
Less other non-operating items	910	(5,133)	11,032	(4,400)	—
Adjusted pre-tax pre-provision earnings	$45,659	$196,147	$191,631	$229,707	$123,972

FB Financial Corporation	16

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2023	2022
Core efficiency ratio (tax-equivalent basis)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Total noninterest expense	$80,636	$80,230	$81,847	$96,997	$89,272
Less mortgage restructuring expenses	—	—	—	12,458	—
Core noninterest expense	$80,636	$80,230	$81,847	$84,539	$89,272
Net interest income (tax-equivalent basis)	$104,493	$111,279	$112,145	$102,926	$88,932
Total noninterest income	23,545	17,469	22,592	33,214	41,392
Less gain (loss) from changes in fair value of commercial loans held for sale acquired in previous business combination	910	(2,562)	(387)	(2,010)	(174)
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(183)	(252)	429	(8)	(434)
Less gain (loss) from securities, net	69	25	(140)	(109)	(152)
Core noninterest income	22,749	20,258	22,690	35,341	42,152
Core revenue	$127,242	$131,537	$134,835	$138,267	$131,084
Efficiency ratio (GAAP)(a)	63.4%	62.7%	61.1%	71.6%	68.9%
Core efficiency ratio (tax-equivalent basis)	63.4%	61.0%	60.7%	61.1%	68.1%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2023	2022
Banking segment core efficiency ratio (tax equivalent)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Banking segment noninterest expense	68,546	66,926	65,886	59,320	59,584
Banking segment net interest income (tax-equivalent basis)	$104,300	$111,279	$112,145	$102,926	$88,934
Core noninterest income	22,749	20,258	22,690	35,341	42,152
Less Mortgage segment core noninterest income	12,095	9,148	12,384	22,559	29,531
Banking segment core noninterest income	10,654	11,110	10,306	12,782	12,621
Core revenue	127,242	131,537	134,835	138,267	131,084
Less Mortgage segment core total revenue	12,288	9,148	12,384	22,559	29,529
Banking segment core total revenue	$114,954	$122,389	$122,451	$115,708	$101,555
Banking segment efficiency ratio (GAAP)	59.4%	56.3%	54.1%	52.6%	59.5%
Banking segment core efficiency ratio (tax-equivalent basis)	59.6%	54.7%	53.8%	51.3%	58.7%

Mortgage segment core efficiency ratio (tax-equivalent)
Mortgage segment noninterest expense	$12,090	$13,304	$15,961	$37,677	$29,688
Less mortgage restructuring expense	—	—	—	12,458	—
Mortgage segment core noninterest expense	$12,090	$13,304	$15,961	$25,219	$29,688
Mortgage segment net interest income	193	—	—	—	(2)
Mortgage segment noninterest income	11,663	9,124	12,299	22,515	29,409
Less (loss) gain on sales or write-downs of other real estate owned	(432)	(24)	(85)	(44)	(122)
Mortgage segment core noninterest income	12,095	9,148	12,384	22,559	29,531
Mortgage segment core total revenue	$12,288	$9,148	$12,384	$22,559	$29,529
Mortgage segment efficiency ratio (GAAP)	102.0%	145.8%	129.8%	167.3%	101.0%
Mortgage segment core efficiency ratio (tax-equivalent basis)	98.4%	145.4%	128.9%	111.8%	100.5%

FB Financial Corporation	17

Non-GAAP Reconciliation (continued)
As of or for the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2023	2022
Adjusted Banking segment pre-tax pre-provision earnings	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Banking segment pre-tax net contribution	$46,312	$52,373	$44,424	$41,232	$44,830
Plus provisions for credit losses	491	(456)	11,367	12,318	(4,247)
Banking segment pre-tax pre-provision earnings	46,803	51,917	55,791	53,550	40,583
Less gain (loss) from changes in fair value of commercial loans held for sale acquired in previous business combination	910	(2,562)	(387)	(2,010)	(174)
Adjusted Banking segment pre-tax pre-provision earnings	$45,893	$54,479	$56,178	$55,560	$40,757

	2023	2022
Adjusted Mortgage segment loss	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Mortgage segment pre-tax net loss	$(234)	$(4,180)	$(3,662)	$(15,162)	$(281)
Plus mortgage restructuring expense	—	—	—	12,458	—
Adjusted Mortgage segment pre-tax net loss	$(234)	$(4,180)	$(3,662)	$(2,704)	$(281)

	2023	2022
Tangible assets and equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Tangible assets
Total assets	$13,101,147	$12,847,756	$12,258,082	$12,193,862	$12,674,191
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	11,378	12,368	13,407	14,515	15,709
Tangible assets	$12,847,208	$12,592,827	$12,002,114	$11,936,786	$12,415,921
Tangible common equity
Total common shareholders' equity	$1,369,696	$1,325,425	$1,281,161	$1,319,852	$1,379,776
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	11,378	12,368	13,407	14,515	15,709
Tangible common equity	$1,115,757	$1,070,496	$1,025,193	$1,062,776	$1,121,506
Less accumulated other comprehensive loss, net	(149,566)	(169,433)	(187,440)	(120,495)	(71,544)
Adjusted tangible common equity	$1,265,323	$1,239,929	$1,212,633	$1,183,271	$1,193,050
Common shares outstanding	46,762,626	46,737,912	46,926,377	46,881,896	47,487,874
Book value per common share	$29.29	$28.36	$27.30	$28.15	$29.06
Tangible book value per common share	$23.86	$22.90	$21.85	$22.67	$23.62
Adjusted tangible book value per common share	$27.06	$26.53	$25.84	$25.24	$25.12
Total common shareholders' equity to total assets	10.5%	10.3%	10.5%	10.8%	10.9%
Tangible common equity to tangible assets	8.68%	8.50%	8.54%	8.90%	9.03%
On-balance sheet liquidity:
Cash and cash equivalents	$1,319,951	$1,027,052	$618,290	$872,861	$1,743,311
Unpledged securities	286,169	280,165	268,424	305,781	430,118
Equity securities, at fair value	3,059	2,990	2,962	3,103	3,213
Total on-balance sheet liquidity	$1,609,179	$1,310,207	$889,676	$1,181,745	$2,176,642
On-balance sheet liquidity as a percentage of total assets	12.3%	10.2%	7.26%	9.69%	17.2%
On-balance sheet liquidity as a percentage of total tangible assets	12.5%	10.4%	7.41%	9.90%	17.5%

FB Financial Corporation	18

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2023	2022
Return on average tangible common equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Average common shareholders' equity	$1,343,227	$1,294,758	$1,336,143	$1,352,701	$1,415,985
Less average goodwill	242,561	242,561	242,561	242,561	242,561
Less average intangibles, net	11,862	12,865	13,953	15,144	16,376
Average tangible common equity	$1,088,804	$1,039,332	$1,079,629	$1,094,996	$1,157,048
Net income	$36,381	$38,143	$31,831	$19,345	$35,236
Return on average common equity	11.0%	11.7%	9.45%	5.74%	10.1%
Return on average tangible common equity	13.6%	14.6%	11.7%	7.09%	12.4%
Adjusted net income	$35,708	$40,045	$32,117	$30,051	$35,365
Adjusted return on average tangible common equity	13.3%	15.3%	11.8%	11.0%	12.4%

Return on average tangible common equity	YTD 2023	2022	2021	2020	2019
Average common shareholders' equity	$1,343,227	$1,349,583	$1,361,637	$966,336	$723,494
Less average goodwill	242,561	242,561	242,561	199,104	160,587
Less average intangibles, net	11,862	14,573	19,606	22,659	17,236
Average tangible common equity	$1,088,804	$1,092,449	$1,099,470	$744,573	$545,671
Net income	$36,381	$124,555	$190,285	$63,621	$83,814
Return on average common equity	11.0%	9.23%	14.0%	6.58%	11.6%
Return on average tangible common equity	13.6%	11.4%	17.3%	8.54%	15.4%
Adjusted net income	$35,708	$137,578	$181,071	$141,932	$89,271
Adjusted return on average tangible common equity	13.3%	12.6%	16.5%	19.1%	16.4%

FB Financial Corporation	19

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2023	2022
Adjusted return on average assets and equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net income	$36,381	$38,143	$31,831	$19,345	$35,236
Average assets	12,861,614	12,446,027	12,038,115	12,427,479	12,641,489
Average common equity	1,343,227	1,294,758	1,336,143	1,352,701	1,415,985
Return on average assets	1.15%	1.22%	1.05%	0.62%	1.13%
Return on average common equity	11.0%	11.7%	9.45%	5.74%	10.1%
Adjusted net income	$35,708	$40,045	$32,117	$30,051	$35,365
Adjusted return on average assets	1.13%	1.28%	1.06%	0.97%	1.13%
Adjusted return on average common equity	10.8%	12.3%	9.54%	8.91%	10.1%
Adjusted pre-tax pre-provision earnings	$45,659	$50,299	$52,516	$52,856	$40,476
Adjusted pre-tax pre-provision return on average assets	1.44%	1.60%	1.73%	1.71%	1.30%

Adjusted return on average assets and equity	YTD 2023	2022	2021	2020	2019
Net income	$36,381	$124,555	$190,285	$63,621	$83,814
Average assets	12,861,614	12,377,850	11,848,460	8,438,100	5,777,672
Average common equity	1,343,227	1,349,583	1,361,637	966,336	723,494
Return on average assets	1.15%	1.01%	1.61%	0.75%	1.45%
Return on average common equity	11.0%	9.23%	14.0%	6.58%	11.6%
Adjusted net income	$35,708	$137,578	$181,071	$141,932	$89,271
Adjusted return on average assets	1.13%	1.11%	1.53%	1.68%	1.55%
Adjusted return on average common equity	10.8%	10.2%	13.3%	14.7%	12.3%
Adjusted pre-tax pre-provision earnings	$45,659	$196,147	$191,631	$229,707	$123,972
Adjusted pre-tax pre-provision return on average assets	1.44%	1.58%	1.62%	2.72%	2.15%

FB Financial Corporation	20